UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2004
HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
(Exact name of registrant as specified in its charter) HSBC FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-101918-01 (Commission File Number)	Not Applicable (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-1 Indenture Supplement, dated as of March 13, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-1 Asset Backed Notes.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-2 Indenture Supplement, dated as of March 13, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-2 Asset Backed Notes.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-2 Indenture Supplement, dated as of August 22, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-3 Asset Backed Notes.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 27, 2004
EXHIBIT INDEX
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-1 Indenture Supplement, dated as of March 13, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-1 Asset Backed Notes.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-2 Indenture Supplement, dated as of March 13, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-2 Asset Backed Notes.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on December 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003 by and among Household Affinity Funding Corporation III, as Transferor, Household Finance Corporation, as the Servicer, and Household Affinity Credit Card Master Note Trust I, as Issuer, and the Series 2003-2 Indenture Supplement, dated as of August 22, 2003, by and between the Issuer and The Bank of New York, as Indenture Trustee, with respect to the Class A, Class B and Class C, Series 2003-3 Asset Backed Notes.

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